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                                                                    EXHIBIT 10.8

                           HOMEPLACE OF AMERICA, INC.
                    AMENDED AND RESTATED STOCK INCENTIVE PLAN

                                    ARTICLE I
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS

         1.1 Purpose. This Amended and Restated Stock Incentive Plan (the "HomePlace Stock Incentive Plan" or the "Plan") is intended to secure for the Company and its shareholders the benefits of the incentives inherent in common stock ownership by employees, consultants and directors of the Company and its Subsidiaries who are largely responsible for the Company's future growth and continued financial success and to afford such persons the opportunity to obtain or increase their proprietary interest in the Company on a favorable basis and thereby have an opportunity to share in its success.

         1.2 Effective Date. This Plan was effective on December 1, 1995 and shall be amended and restated as set forth herein upon the consummation of the Merger.

         1.3 Definitions. Throughout the Plan, the following terms shall have the meanings indicated:

                  (a) "Appraised Value Per Share" shall mean the value per share of Common Stock determined on a basis consistent with the valuation of Common Stock dated March 1999, by Peter J. Solomon Company Ltd. The Appraised Value Per Share shall be determined as of the end of each fiscal year of the Company by independent appraisers selected by the Board.

                  (b) "Benefits" shall mean Options (including ISOs and NQSOs) that may be granted to key employees, consultants, officers and Non-Employee Directors under the Plan.

                  (c) "Board" shall mean the Board of Directors of the Company.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, any successor revenue laws of the United States, and the rules and regulations promulgated thereunder.

                  (e) "Committee" shall mean the Compensation and Stock Option Committee of the Board.

                  (f) "Common Stock" shall mean the common stock, par value $.001 per share, of the Company.

                  (g) "Company" shall mean HomePlace of America, Inc., a Delaware corporation, as successor in interest to Waccamaw Corporation.

                  (h) "Director" shall mean any person who, at the time of the grant of a Benefit, is a member of the Board.

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                  (i)      "Disability" shall mean the inability or failure of a
person to perform those duties for the Company or any of its Subsidiaries traditionally assigned to and performed by such person because of the person's then-existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee, which may consider such evidence as it deems desirable under the circumstances, the determination of which shall be final and binding upon all parties.

                  (j) "Employee" shall mean any person engaged or proposed to be engaged as an employee of the Company or any of its Subsidiaries or as a consultant to the Board or the Company.

                  (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" shall mean the value per share of the Common Stock as follows: Until such time as Common Stock is registered pursuant to Section 13 or Section 15 of the Exchange Act and traded on a national securities market, Fair Market Value at any time will be the Appraised Value Per Share as of the end of the Company's fiscal year immediately preceding the date of determination. Once Common Stock is registered pursuant to either
Section 13 or 15 of the Exchange Act and traded on a national securities market, Fair Market Value at any time will be the average of the closing sales price per share of Common Stock as reported by a national securities market for the twenty trading days prior to the date of determination.

                  (m) "ISO" shall mean an Option that qualifies as an incentive stock option under Code Section 422. Any Option that is intended to be an ISO and fails to qualify as an ISO shall be deemed to be an NQSO.

                  (n) "Merger" shall mean the Merger of Waccamaw Corporation with and into HomePlace of America, Inc. pursuant to that certain Merger Agreement dated as of March 16, 1999, by and among HomePlace of America, Inc., HomePlace Holdings, Inc. and Waccamaw Corporation.

                  (o) "Non-Employee Director" shall mean any Director other than a Director who is a full-time employee of the Company or any of its Subsidiaries.

                  (p) "Non-Employee Director Options" shall mean the Benefits granted to Non-Employee Directors pursuant to Article V of this Plan.

                  (q) "NQSO" shall mean an Option that does not qualify as an incentive stock option under Code Section 422.

                  (r) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to the Plan. An Option may be an ISO or an NQSO.

                  (s) "Option Agreement" shall mean an agreement between the Company and an Employee or Non-Employee Director evidencing an Option grant.


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                  (t)      "Option Shares" shall mean the shares of Common Stock
underlying an Option.

                  (u) "Option Value" shall mean the amount, if any, by which the Fair Market Value of the shares of Common Stock underlying the Option is greater than the Option exercise price for such shares.

                  (v) "Plan" shall mean the HomePlace Stock Incentive Plan, as the same may be amended from time to time.

                  (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (x) "Subsidiary" shall mean a corporation of which more than 50 percent of the voting stock is, or in the future becomes, owned or controlled, directly or indirectly, by the Company.

                  (y) "10% Stockholder" shall mean an individual owning (directly or by attribution as provided in Code Section 424(d)) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

                                   ARTICLE II
                             ADMINISTRATION OF PLANS

         2.1 Administration. The Plan and the Benefits awarded hereunder as they relate to Employees shall be interpreted, construed and administered by the Committee. The Plan and the Benefits awarded hereunder as they relate to Non-Employee Directors shall be interpreted, construed and administered by the Board. The interpretation and construction by the Committee or the Board, as the case may be, of any provisions of the Plan or of any Benefits shall be conclusive and binding on all parties.

         2.2 Committee Composition. The Committee shall be the Compensation and Stock Option Committee of the Board.

         2.3 Quorum. A majority of the entirety of the Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Plan and the Company's by-laws, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall hold meetings at such times and places as it may determine.

         2.4 Committee Powers. The Committee shall have authority to grant Options to Employees pursuant to an Option Agreement providing for such terms (not inconsistent with the provisions of the Plan) as the Committee may consider appropriate. Such terms shall include,


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without limitation, as applicable, the Option price, the medium and time of payment, the term of each award and any vesting requirements, and may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option (other than Non-Employee Director Options) may be exercised. In addition, the Committee shall have complete discretionary authority to prescribe the form of Option Agreements (other than with respect to Non-Employee Director Options); to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan (other than rules and regulations affecting Non-Employee Director Options); and to make all other determinations necessary or advisable for the administration of the Plan (other than with respect to Non-Employee Director Options). The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. All expenses of administering the Plan shall be borne by the Company.

         2.5 Good Faith Determinations. No member of the Committee or the Board, as the case may be, shall be liable for any action or determination made in good faith with respect to the Plan or any Benefits granted hereunder.

                                   ARTICLE III
             ELIGIBILITY; TYPES OF BENEFITS; SHARES SUBJECT TO PLAN

         3.1 Eligibility for Plan. The Committee shall from time to time determine and designate the Employees of the Company and its Subsidiaries to receive Benefits under the Plan and the number of Options to be awarded to each such Employee or the formula or other basis upon which such Benefits shall be awarded to Employees. In making any such award, the Committee may take into account the nature of services rendered by the Employee, regular, incentive or other compensation earned by the Employee, the capacity of the Employee to contribute to the success of the Company and other factors that the Committee may consider relevant. All Non-Employee Directors shall be eligible only for the grant of Non-Employee Director Options, as provided in Article V of this Plan.

         3.2 Types of Benefits. Benefits under the Plan may be granted as Options (either ISOs or NQSOs).

         3.3      Shares Subject to the Plan. Subject to the provisions of
Section 4.1(e) (relating to adjustment for changes in Common Stock), the maximum number of shares of Common Stock that may be issued under the Plan shall not exceed 2,000,000 shares. Such shares may be authorized and unissued shares or authorized and issued shares that have been reacquired by the Company. If any Options granted under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, then the underlying shares shall be available again for grant hereunder.

         3.4 Waccamaw Stock Options. Upon the consummation of the Merger, each option to purchase shares of the common stock of Waccamaw Corporation which was outstanding immediately prior to the Merger (a "Waccamaw Stock Option"), whether vested or unvested, shall be adjusted as follows: (a) each Waccamaw Stock Option shall be deemed to constitute an option to acquire one-half of a share of Common Stock for each share of common stock of Waccamaw Corporation subject to a Waccamaw Stock Option, and (b) the option exercise price per share of


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Common Stock at which such option is exercisable shall be the exercise price of the Waccamaw Stock Options multiplied by two. Adjustments pursuant to this section resulting in options to purchase fractional shares shall be rounded down to the nearest whole share and adjustments pursuant to this section resulting in an exercise price of fractional cents shall be rounded up to the nearest whole cent. The adjusted options shall be deemed to have been granted pursuant to the Plan.

                                   ARTICLE IV
                                  STOCK OPTIONS

         4.1 Grant; Terms and Conditions. The Committee, in its discretion and subject to Section 4.3 below, may from time to time grant ISOs and/or NQSOs to any Employee who is eligible to receive Benefits under the Plan. Non-Employee Directors shall receive Benefits under the Plan only as provided in Article V of the Plan. Each Employee or Non-Employee Director who is granted an Option shall enter into an Option Agreement with the Company in a form specified by the Committee or, with respect to Non-Employee Directors, the Board, and containing such provisions as the Committee or, with respect to Non-Employee Directors, the Board, each in its sole discretion, shall from time to time approve consistent with the Plan. The Option Agreements need not be identical, but each Option Agreement by appropriate language shall include the substance of all of the following terms and conditions:

                  (a) Number of Shares. Each Option Agreement shall state the number of shares to which it pertains.

                  (b) Option Price. Each Option Agreement shall state the Option exercise price, which, in the case of an Option intended to be an ISO, shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date of grant of the Option. In the case of an ISO granted to a 10% Stockholder, the price at which each share of Common Stock covered by the Option may be purchased shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option. The date of the grant of an Option to an Employee shall be the date specified by the Committee in the grant of the Option. The price at which each share of Common Stock covered by an NQSO granted to an Employee under the Plan may be purchased shall be the price determined by the Committee in its absolute discretion, to be suitable to attain the purposes of the Plan. The price at which each share of Common Stock covered by an NQSO granted to an Non-Employee Director under the Plan may be purchased shall be as provided in Article V.

                  (c) Medium and Time of Payment. Upon the exercise of an Option, the Option exercise price shall be payable in United States dollars, in cash (including by check) or (unless the Committee otherwise prescribes) in shares of Common Stock owned by the optionee, in NQSOs granted to the optionee under the Plan (provided that the purchase price of Common Stock under an ISO may not be paid in NQSOs), or in a combination of cash, Common Stock and such Options. If all or any portion of the Option exercise price is paid in Common Stock owned by the optionee, then that stock shall be valued at its Fair Market Value as of the date the Option is exercised. If all or any portion of the Option exercise price is paid in NQSOs granted to the optionee under the Plan, then such NQSOs shall be valued at their Option Value as of the date the Option is exercised.


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                  (d)      Term and Exercise of Options. The term of each Option
shall be determined by the Committee or the Board, as the case may be, provided that the exercise of an Option shall in no event be more than ten years from the date of grant or, in the case of an ISO granted to a 10% Stockholder, more than five years from the date of grant. Not less than one hundred shares may be purchased at any one time unless the number purchased is the total number at the time underlying the Option. During the lifetime of the optionee, the Option shall be exercisable only by him or her and shall not be assignable or transferable by him or her and no person shall acquire any rights therein. An Option may be transferred (unless the Committee or the Board, as the case may be, otherwise prescribes) by will or the laws of descent distribution.

                  (e) Recapitalization; Reorganization. Subject to any action that may be required on the part of the shareholders of the Company, the maximum number of shares of Common Stock that may be issued under the Plan pursuant to Section 3.3 above, the number of shares of Common Stock covered by each outstanding Option, the kind of shares subject to outstanding Options and the per share exercise price under each outstanding Option shall be adjusted, in each case, to the extent and in the manner the Committee or the Board, as the case may be, deems appropriate for any increase or decrease in the number of issued shares of Common Stock resulting from a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other change in the corporate structure or shares of the Company.

                  Subject to any action that may be required on the part of the shareholders of the Company, upon a merger or consolidation of the Company, each outstanding Option shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in the merger. A dissolution or liquidation of the Company shall cause each outstanding Option to terminate, provided that each holder shall, in such event, have the right immediately prior to such dissolution or liquidation, to exercise his or her Option in whole or in part without regard to any vesting provision contained in his or her Agreement. The last sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of such event be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in such sentence. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option.

                  In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                  The foregoing adjustments shall be made by the Committee or the Board, as the case may be, whose determination shall be final, binding and conclusive.


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                  Except as expressly provided in this subsection, the holder of an Option shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger, or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation or (v) any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of such events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

                  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell or otherwise transfer all or any part of its business or assets.

                  (f) Rights as a Shareholder. An optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his or her Option until the date of the issuance of a stock certificate to him or her for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 4.1(e).

                  (g) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). No modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                  (h) Exercisability and Term of Options. Every Option Agreement shall provide that, unless earlier terminated, Options granted pursuant to the Plan shall be exercisable at any time on or after the date of exercise set forth in the Option Agreement and before the date that is ten years after the date of grant or, in the case of an ISO granted to a 10% Stockholder, before the date that is five years after the date of grant. Notwithstanding the foregoing, an Option shall terminate and may not be exercised if the Employee to whom it is granted ceases to be employed by the Company or any of its Subsidiaries, except that the Option Agreement may, in the discretion of the Committee, provide: (1) that, if such Employee's employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interest of the Company or any of its Subsidiaries, then the Employee may at any time within three months after termination of his or her employment exercise his or her Option but only to the extent that the Option was exercisable by him or her on the date of termination of employment; (2) that, if such Employee's employment terminates on account of Disability or the Employee's retirement at or after age 60, then the Option shall be fully vested and immediately exercisable and the Employee may at any time within a period of up to thirty-six months or, in the


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case of an ISO granted to an Employee whose employment terminates on account of
Disability, within a period of twelve months (as specified in the Option Agreement) after termination of his or her employment, or, in the case of an ISO granted to an Employee whose employment terminates on account of the Employee's retirement at or after age 60, within a period of three months (as specified in the Option Agreement) after termination of his or her employment, exercise his or her Option; (3) that, if such Employee dies while in the employ of the Company or any of its Subsidiaries, the Option shall be fully vested and immediately exercisable and his or her Option may be exercised at any time within a period of up to thirty-six months (as specified in the Option Agreement) following his or her death by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution; and (4) that, if such Employee dies within the periods providing for exercise following termination of his or her employment as described in clause (1) or (2) above, then his or her Option may be exercised at any time within the time remaining in the periods providing for exercise in clause (1) or
(2), or a period of twelve months after such death, whichever is longer, by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution. The last sentence shall apply to any outstanding Options which are ISOs to the extent permitted by Code Section 422(d), and such outstanding ISOs in excess thereof shall, immediately upon the occurrence of the event described in such sentence, be treated for all purposes of the Plan as NQSOs and shall be immediately exercisable as such as provided in such sentence. Each Option Agreement may provide for acceleration of exercisability upon the events described in clauses (2), (3) or (4) above. Options granted to Non-Employee Directors shall be subject to the terms set forth in the Option Agreement approved by the Board with respect to such Options. Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term.

         4.2 Other Terms and Conditions. Through the Option Agreements for Employees authorized under this Plan, the Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of Options, as it deems advisable.

         4.3 Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant Options under the Plan to eligible Employees which Options constitute ISOs; provided, however, that the aggregate Fair Market Value of the Common Stock (determined at the time the Option is granted) with respect to which ISOs are exercisable for the first time by the optionee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed the limitation set forth in Code Section 422(d); provided, further, that ISOs may be granted under the Plan to individuals who are employees of the Company or any of its Subsidiaries within the meaning of Code Section 422. No ISOs may be granted under this Plan more than 10 years from the Effective Date of the Plan.

         4.4 Redemption of Common Stock Underlying Options. An Employee or Non- Employee Director who exercises his or her Options shall be deemed to have offered such Options for redemption by the Company, at its option, unless and until (i) the Common Stock is registered pursuant to Section 13 or Section 15 of the Exchange Act and is authorized for trading by a national securities exchange or a national securities association, and (ii) the Option Shares either (a) can be issued and sold upon Option exercise, and resold by the initial holder thereof, all without registration under the Securities Act, or (b) are then registered under the Securities Act for such issuance, sale


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and resale, in each case as determined by the Company. The Company may exercise its option to redeem by written notice to the Employee or Non- Employee Director within sixty days of exercise. The redemption price shall be equal to the Option Value at the time of exercise. The redemption price shall be paid in cash within sixty days of the date of exercise of the Options or, at the Company's option, over a period of two years with interest on the unpaid balance at a rate equal to the rate published by Bank of America for two year certificates of deposit ($10,000 deposit) on the date of redemption. If the foregoing rate is not readily ascertainable, a comparable rate may be selected by the Board. If the Company chooses to pay the purchase price over two years, one-third of the purchase price shall be paid on the date of redemption which shall be within sixty days of the date of exercise, one third plus accrued interest shall be paid on the first anniversary of the date of redemption and one-third plus accrued interest shall be paid on the second anniversary of the date of redemption.

                                    ARTICLE V
                          NON-EMPLOYEE DIRECTOR OPTIONS

         5.1 Formula. Non-Employee Director Options shall be awarded as follows: (a) a one-time grant of NQSOs to purchase Five Thousand (5,000) shares of Common Stock to each person who is an Non-Employee Director of the Company immediately following the consummation of the Merger and, thereafter, to each new Non-Employee Director upon his or her initial election as an Non-Employee Director (the "Initial Grant"), and (b) commencing in 2000, One Thousand (1,000) shares of Common Stock on June 30 of each year to each Non-Employee Director who is then currently serving on the Board and has been an Non-Employee Director for a minimum of six (6) months, in all cases at an exercise price per share equal to the Fair Market Value per share of Common Stock as of the date of such award. Non-Employee Directors who, prior to the Merger, were eligible for benefits pursuant to the Non-Employee Directors Compensation Plan of Waccamaw Corporation shall receive the Initial Grant as consideration for the cancellation of all benefits pursuant to such plan. All of the Option awards referred to in this
Section 5.1 shall be made by operation of the provisions of this Plan and shall require no further action by the Company, the Board, the Committee or any other person except as specifically provided for elsewhere in this Plan.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Withholding Taxes. An Employee or Non-Employee Director granted Options under the Plan shall be conclusively deemed to have authorized the Company to withhold from the salary or other compensation of such Employee or Non-Employee Director funds in amounts or property (including Common Stock) in value equal to any federal, state and local income, employment or other withholding taxes applicable to the income recognized by such Employee or Non-Employee Director and attributable to the Options as, when and to the extent, if any, required by law; provided, however, that, in lieu of the withholding of federal, state and local taxes as herein provided, the Company may require that the Employee or Non-Employee Director (or other person exercising such Option) pay the Company an amount equal to the federal, state and local withholding taxes on such income at the time such withholding is required or such other time as shall be satisfactory to the Company.


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         6.2      Amendment, Suspension, Discontinuance or Termination of Plan.
The Committee may from time to time amend, suspend or discontinue the Plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of the Plan as an incentive program, for the purpose of conforming the Plan to applicable governmental regulations or to any change in applicable law or regulations or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any Benefit theretofore granted under the Plan without the consent of the holder so affected.

         6.3 Governing Law. The Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of Delaware; provided, that in the event that the Company is reincorporated in some other state through merger, consolidation or otherwise, then the Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of such other state.

         6.4 Indemnification of Committee Members. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Benefit, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         6.5 Reservation of Shares. The Company shall at all times during the term of the Plan, and so long as any Benefits shall be outstanding, reserve and keep available (and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue) such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body of appropriate jurisdiction authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

         6.6 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

         6.7 No Obligation to Exercise. The granting of a Benefit shall impose no obligation upon the holder to exercise or otherwise realize the value of that Benefit.


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         6.8      Other Actions. Nothing contained in the Plan shall be
construed to limit the authority of the Company to exercise its corporate rights and powers, including, without limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.


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